UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest reported): September 24, 2004

                               GLOBAL AXCESS CORP.
               (Exact name of registrant as specified in charter)


            Nevada                    000-17874                    88-0199674
(State or other jurisdiction         (Commission                 (IRS Employer
       of incorporation)             File Number)            Identification No.)


          224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida         32082
               (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (904) 280-3950

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 24, 2004, Global Axcess Corp. (the "Company") acquired substantially all of the assets of ATM Network Services, Inc. dba The Bailey Group, a Nevada corporation ("The Bailey Group") pursuant to the Asset Purchase Agreement dated as of September 24, 2004 (the "Agreement") between the Company and The Bailey Group. The Bailey Group is a party to agreements ("Merchant Agreements") relating to the placement, maintenance and processing of transactions from at least 725 Automated Teller Machines ("ATMs") pursuant to which it provides processing services, cash services, maintenance services, prepaid cellular services, debit card services, phone card services, internet services, check cashing services and wire transfer services for Automated Teller Machines. The Company acquired the Merchant Agreements as well as the assets used in servicing the Merchant Agreements including certain ATMs, ATM spare parts, ATM repair equipment and ATM test equipment, Point Of Sale ("POS") devices including POS spare parts, POS repair equipment and POS test equipment, and modems connected to the ATMs, and all systems related thereto.

The purchase price for the acquisition was $7,000,000 in cash of which $6,500,000 was paid on closing and $500,000 was held in escrow to be used for the payment of liabilities existing prior to close. The transaction was funded by utilizing cash generated from the sale of the Company's common stock and debt instruments in connection with three private placements by the Company

Upon closing, the Company also entered into a Consulting Agreement with Bill H. Bailey, Jr., the controlling owner of The Bailey Group, whereby the Company engaged Mr. Bailey as a business development advisor. The term of the Consulting Agreement is three years. In consideration for providing his services, the Company issued Mr. Bailey a secured promissory note in the amount of $150,000. The promissory note bears interest of 4% and is due and payable in increments of $50,000 plus accrued interest on the last business day of September 2005, 2006 and 2007. The parties also entered into a Confidentiality and Business Protection Agreement.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
The disclosure in Item 1.01 is hereby incorporated into this Item 2.01 by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION UNDER AN OFFBALANCE SHEET ARRANGEMENT OR A REGISTRANT.
The disclosure in Item 1.01 is hereby incorporated into this Item 2.03 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of businesses acquired.

     Audited Financial Statements of the Company for the years ended September 30, 2003 and 2002 (to be filed by amendment).

     Unaudited Financial Statements of the Company for the nine months ended June 30, 2004 (to be filed by amendment).

(b)  Proforma Financial Information

     Proforma Financial Information (to be filed by amendment).

(c)  Exhibits.

Exhibit No.               Description

10.1 Asset Purchase Agreement by and between the Company and The Bailey Group dated September 24, 2004

10.2 Escrow Agreement by and between the Company and The Bailey Group dated September 24, 2004

10.3           Consulting  Agreement  by and  between  the  Company  and Bill H.
               Bailey, Jr.

10.4           Non-Negotiable Promissory Note issued to Bill H. Bailey, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 GLOBAL AXCESS CORP.



Date:  October 13, 2004                          /s/David Fann
                                                 --------------
                                                    David Fann
                                                    President